Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Defiance Daily Target 2X Short TSM ETF (STSM)

Defiance Daily Target 2X Short AMD ETF (DAMD)

Each listed on NYSE Arca, Inc.

Defiance Daily Target 2X Short ASTS ETF (ASTN)

Listed on Cboe BZX Exchange, Inc.

July 17, 2026

Supplement to the Prospectus

dated November 11, 2025,

as previously supplemented

The Board of Trustees of Tidal Trust II (“Trust”) has approved a reverse stock split of the issued and outstanding shares of each of the Defiance Daily Target 2X Short TSM ETF, Defiance Daily Target 2X Short ASTS ETF and Defiance Daily Target 2X Short AMD ETF (each a “Fund”). Effective August 19, 2026 (the “Effective Date”), each Fund will effect a reverse split of its issued and outstanding shares as follows:

Fund	Reverse Split Ratio	Approximate decrease in total number of outstanding shares
Defiance Daily Target 2X Short TSM ETF	1:2	50%
Defiance Daily Target 2X Short ASTS ETF	1:4	75%
Defiance Daily Target 2X Short AMD ETF	1:10	90%

As of the Effective Date, each Fund’s CUSIP will change as noted in the table below:

Fund	Old CUSIP	New CUSIP
Defiance Daily Target 2X Short TSM ETF	88636W163	88636Y557
Defiance Daily Target 2X Short ASTS ETF	88636W585	88636Y573
Defiance Daily Target 2X Short AMD ETF	88636W619	88636Y581

As a result of these reverse splits, shareholders of a Fund will receive one share for the number of shares indicated in the applicable ratio. For example, a 1-for-2 split means every two pre-split shares will be combined into one post-split share.

The total market value of each investor’s holdings will remain unchanged immediately following the reverse split, as the share price will adjust proportionally to reflect the reduced number of shares.

No action is required by current shareholders. The Depository Trust Company (“DTC”) will handle the splits automatically, and updated share balances will appear in shareholder accounts following the Effective Date.

Redemption of Fractional Shares and Tax Consequences of the Reverse Split

The reverse split may result in a shareholder holding a fractional share of a Fund. However, fractional shares cannot trade on a Fund’s exchange. Depending on the policies of a shareholder’s broker, shareholders who otherwise would be entitled to receive fractional shares may instead receive an amount of cash equivalent to the value of a fraction of one share to which such holder would otherwise be entitled. Please consult your broker about its policies regarding fractional shares. The redemption of such fractional shares may have tax implications for those shareholders, and a shareholder could recognize a gain or a loss in connection with the redemption of the shareholder’s fractional shares. Otherwise, the reverse split is not expected to result in a taxable transaction for Fund shareholders. Please consult your tax advisor about the potential tax consequences. No transaction fee will be imposed on shareholders for the redemption of fractional shares.

Please retain this Supplement for future reference.

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